Subsequent Events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

On April 1, 2021 the underwriter elect to exercise the purchase warrants which the company offering to the underwriter for initial public offering service (see Note 10-Warrants issued for service)s. The total exercise shares are 59,052 at a price of $6.5 per share. The deal has been completed on April 30, 2021.

As of the reporting date, the COVID-19 still exist in some provinces in China. Because our main business is online education and we were able to keep providing services during the pandemic, the adverse effect of the COVID-19 is not material. Due to the fact that colleges and universities throughout the country did not start school during the pandemic, the Company is experiencing certain delays of payments from customers, and minor withdrawals from the Company’s services. Although the number of existing continuing education users who switch from real life to online learning is increasing, the new demand for continuing education promotion in a certain period of time in the future is still uncertain. In addition, the postpone of examinations and uncertain school schedule for the following academic year may continue to materially adversely affect the Company’s business operations and condition and operating results for 2020, including but not limited to material negative impact on its total revenue, slower collection of accounts receivables, and additional allowance for doubtful accounts. Because of the significant uncertainties surrounding the COVID-19 outbreak, the Company cannot accurately estimate the extent of the business disruption and the related financial impact at this time.